UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 22, 2006

                        FRANKLIN STREET PROPERTIES CORP.
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               (Exact Name of Registrant as Specified in Charter)

            Maryland                 001-32470             04-3578653
     ----------------------         -----------           -------------
     (State or Other Juris-         (Commission           (IRS Employer
    diction of Incorporation)       File Number)        Identification No.)

    401 Edgewater Place, Suite 200, Wakefield MA               01880-6210
      ----------------------------------------                 ----------
      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

      On April 30, 2006, in the sale of an aggregate of 10,971,697 shares of its common stock exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder as a transaction not involving a public offering, Franklin Street Properties Corp. (the "Company") acquired five real estate investment trusts, as described more fully in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2006. The five real estate investment trusts that the Company acquired were FSP Willow Bend Office Center Corp., FSP Innsbrook Corp., FSP 380 Interlocken Corp., FSP Blue Lagoon Drive Corp. and FSP Eldridge Green Corp. (collectively, the "Target REITs"). The Company is hereby filing balance sheets as of March 31, 2006 and December 31, 2005 and statements of operations and statements of cash flows for the three months ended March 31, 2006 and March 31, 2005 for each of the Target REITs, together with the Company's pro forma balance sheet as of March 31, 2006 and pro forma statements of income and cash flow for the three months ended March 31, 2006, each giving effect to the acquisition of the Target REITs, and comparative per share data for the Company and the Target REITs.


Item 9.01. Financial Statements and Exhibits

      (d)   See Exhibit Index attached hereto.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRANKLIN STREET PROPERTIES CORP.

Date: May 22, 2006                      By: /s/ George J. Carter
                                        -------------------------------------
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1** Financial Statements of FSP Willow Bend Office Center Corp., FSP Innsbrook Corp., FSP 380 Interlocken Corp., FSP Blue Lagoon Drive Corp., and FSP Eldridge Green Corp.

99.2**                  Pro Forma Financial Information of Franklin Street
                        Properties Corp.

** Filed herewith.